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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
              (Re: Acquisition of First Michigan Bank Corporation)


         Each of the undersigned officers and directors of HUNTINGTON BANCSHARES INCORPORATED (the "Corporation") hereby appoints RALPH K. FRASIER, ZUHEIR SOFIA, and GERALD R. WILLIAMS as his or her attorneys, and any of them, with power to act without the others, as his or her attorney, to sign, in his or her name and on his or her behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Registration Statement on Form S-4 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, a maximum of 33,000,000 authorized and unissued shares of the common stock, without par value, of the Corporation (as such number of shares may be adjusted from time to time for stock dividends, stock splits, or similar transactions affecting the common stock of the Corporation generally), in connection with the proposed merger of First Michigan Bank Corporation into the Corporation, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorneys, and to each of them, individually, full power and authority to do and perform in the name and on behalf of each of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as any of the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents as of the dates indicated next to their respective signatures below.


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
SIGNATURE:                         TITLE:                                       DATE:
----------                         ------                                       -----

/s/ Frank Wobst                    Chairman, Chief Executive                    June 27, 1997
--------------------------------   Officer, and Director
Frank Wobst                        (principal executive officer)



--------------------------------   President, Chief Operating
Zuheir Sofia                       Officer, Treasurer, and Director


/s/ Gerald R. Williams             Executive Vice President and                 June 27, 1997
--------------------------------   Chief Financial Officer
Gerald R. Williams                 (principal financial officer and
                                   principal accounting officer)

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

/s/ Don Conrad                     Director                                     June 27, 1997
--------------------------------
Don Conrad


/s/ Don M. Casto III               Director                                     June 27, 1997
--------------------------------
Don M. Casto III


/s/ Patricia T. Hayot              Director                                     June 27, 1997
--------------------------------
Patricia T. Hayot


                                   Director
--------------------------------
Wm. J. Lhota


/s/ Robert H. Schottenstein        Director                                     June 27, 1997
--------------------------------
Robert H. Schottenstein


                                   Director
--------------------------------
George A. Skestos


/s/ Lewis R. Smoot, Sr.            Director                                     June 27, 1997
--------------------------------
Lewis R. Smoot, Sr.


/s/ Timothy P. Smucker             Director                                     June 27, 1997
--------------------------------
Timothy P. Smucker


William J. Williams                Director                                     June 27, 1997
--------------------------------
William J. Williams
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